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                                                                    EXHIBIT 10.2


                             SUBSCRIPTION AGREEMENT


         This Subscription Agreement (this "AGREEMENT") is made as of the 22nd day of July, 2002 by and between Dayton Superior Corporation, an Ohio corporation (the "COMPANY"), and the party whose name appears on the signature page of this Agreement ("SUBSCRIBER").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to sell to Subscriber and Subscriber desires to purchase from the Company 14,546 Common Shares, without par value, as set forth on Subscriber's signature page hereto (the "SHARES"), on the terms and conditions described herein.

         NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

I.       PURCHASE AND SALE OF COMMON STOCK

                  1.1 PURCHASE AND SALE OF COMMON SHARES. The "Purchase Date" shall be not more than two weeks after Subscriber receives his Signing Bonus, as defined in the Employment Agreement between the parties signed on this date. Pursuant to the terms and subject to the conditions set forth in this Agreement, Subscriber hereby subscribes for and agrees to purchase as of the Purchase Date for the aggregate price of $400,015 (representing a price per share equal to U.S.$27.50 for each Share), and the Company, in reliance upon the representations, warranties and agreements of Subscriber contained herein, hereby agrees to issue and sell to Subscriber, the Shares.

                  1.2 ISSUANCE OF SHARES. On the Purchase Date, in consideration of the sale of the Shares to Subscriber at the Purchase Date, and against delivery to Subscriber of one or more certificates representing the Shares to be purchased at the Purchase Date, Subscriber shall pay to the Company the purchase price for the Shares to be purchased at the Purchase Date.

II.      REPRESENTATIONS, WARRANTIES AND AGREEMENTS

                  2.1 AUTHORIZATION AND BINDING EFFECT. Each of the parties represents and warrants that he or it has the full legal capacity to execute, deliver and perform this Agreement. Each of the parties further represents and warrants that this Agreement is his or its legal, valid and binding obligations, enforceable against him or it in accordance with its terms.

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                  2.2 COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS. Each of the
parties represents and warrants to the other that the execution and delivery by him or it of this Agreement, the consummation of the transactions contemplated hereby and the performance by him or it of his or its obligations hereunder will not conflict with, or result in any violation of or default under any agreement or instrument to which he or it or by which he or it or any of his or its properties is bound, or any license, permit, franchise, judgment, order, writ, decree, statute, rule or regulation applicable to him or it or his or its business or properties. Each of the parties represents and warrants to the other that: (i) Subscriber's investment in the Shares is permitted by all applicable laws, and (ii) the purchase of the Shares is not part of a plan or scheme to evade registration under the Securities Act of 1933, as amended (the "Securities Act").

                  2.3 MANAGEMENT STOCKHOLDERS AGREEMENT. As a condition precedent to the purchase and sale of the Shares, the Subscriber agrees to become a party to, and acknowledges and agrees that the Shares shall be subject to the terms and conditions of, that certain Management Stockholders' Agreement, dated June 16, 2000, by and among the Company, Odyssey Investment Partners Fund, L.P. and the other shareholders parties thereto, as amended from time to time.

                  2.4 INVESTMENT INTENTION. Subscriber hereby represents and warrants to the Company as follows:

                  (a) Subscriber is acquiring the Shares for investment purposes only, solely for Subscriber's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in violation of any federal or state securities laws;

                  (b) Subscriber's knowledge and experience in financial and business matters are such that Subscriber is capable of evaluating the merits and risks of its investment in the Shares, and has made its own independent valuation with respect to the value of the Shares;

                  (c) Subscriber understands that the Shares are a speculative investment which involve a high degree of risk of loss of the investment therein, Subscriber's financial situation is such that Subscriber can afford to bear the economic risk of holding the Shares for an indefinite period of time, has adequate means for providing for Subscriber's current needs and contingencies and can afford to suffer the complete loss of the investment in the Shares;

                  (d) Subscriber and Subscriber's representatives, including Subscriber's financial, tax, legal and other advisers, have carefully reviewed all documents furnished to them in connection with the investment in the Shares, including this Agreement, and understands and has taken cognizance of all the risk factors related to such investment, and no representations or warranties have been made to Subscriber or Subscriber's representatives concerning such investment or the Company, its prospects or other matters;

                  (e) Subscriber and Subscriber's representatives have been given the opportunity to examine all documents (including, without limitation, this Agreement and the Other Documents) and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the acquisition of the Shares and the business of the Company and to obtain any additional information which Subscriber or


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Subscriber's representatives deem necessary to verify the accuracy of the information that has been provided to Subscriber in order for Subscriber to evaluate the merits and risk of the investment in the Shares;

                  (f) Subscriber understands that no federal agency (including the Securities and Exchange Commission), state agency or foreign agency has made or will make any finding or determination as to the fairness of an investment in the Shares (including as to the purchase price); and

                  (g) Subscriber is a bona fide resident and domiciliary of the jurisdiction set forth as Subscriber's legal residence below Subscriber's signature on the signature page hereof. Subscriber intends to relocate to the greater Dayton, Ohio area and become a bona fide resident and domiciliary thereof prior to December 31, 2002. Subscriber has no present intention of becoming a resident of any other jurisdiction.

                  2.5 FEDERAL SECURITIES LAWS MATTERS. Subscriber hereby further represents and warrants to the Company as follows:

                  (a) Subscriber understands that the offer and sale of the Shares have not been registered under the Securities Act, or under the securities laws of any state of the United States or of any foreign jurisdiction, and the Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act;

                  (b) Subscriber understands that no resales of the Shares may be effected unless the resale of such Shares is registered under the Securities Act or an exemption therefrom is available and all applicable state and foreign securities laws are complied with;

                  (c) Subscriber understands that a restrictive legend may be placed on the certificates representing the Shares acquired by Subscriber hereunder in addition to any other legends required by the Securities Act.

                  (d) Subscriber understands that a notation shall be made in the appropriate records of the Company, indicating that the Shares are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Shares.

                  2.6 CERTAIN ERISA MATTERS. Subscriber represents and warrants that no part of the funds used by Subscriber to acquire the Shares constitutes assets of any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or assets allocated to any insurance company separate account in which any such employee benefit plan (or its related trust) has any interest and the Subscriber is not investing through an individual retirement account.


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III.     MISCELLANEOUS

                  3.1 REPRESENTATION BY THE COMPANY. The Company has duly authorized the Shares to be issued and sold hereunder and, when issued to and paid for by Subscriber in accordance with the terms hereof, the Shares will be duly and validly issued.

                  3.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by Subscriber in connection with the transactions contemplated by this Agreement shall survive the issuance and sale of the Shares.

                  3.3 NOTICES. All notices, requests and other communications to any party hereunder shall be given in writing (including on telex, telecopier or similar writing) and shall be given to such party at its address, telex or telecopier number set forth on the signature pages hereof, or such other address, telex or telecopier number as such party may hereafter specify for such purpose.

                  3.4 ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or Subscriber without the prior written consent of the other party.

                  3.5 AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by Subscriber and the Company.

                  3.6 NO RIGHTS TO EMPLOYMENT. Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall confer, or be construed to confer, to Subscriber any right of employment, in any position, as an employee of the Company, and Subscriber acknowledges and agrees that no such rights exist or shall be implied or inferred hereunder.

                  3.7 APPLICABLE LAW. The laws of the State of Ohio shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

                  3.8 CONSENT TO JURISDICTION. Each of the parties agree that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of Ohio.

                  3.9 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT HE OR IT WILL NOT ASSERT WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE, ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, CAUSE OF ACTION, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. ANY OF THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION
3.9 WITH ANY COURT AS WRITTEN


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EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF HIS OR
ITS RIGHT TO TRIAL BY JURY.

                  3.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  3.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings, a written or oral, relating to the subject matter hereof.

                            [Signature Page Follows]



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IN WITNESS WHEREOF, the Company and Subscriber have executed this Agreement as of the day and year first above written.


                       Dayton Superior Corporation


                       By:/s/ Alan F. McIlroy
                          -------------------------------------------
                          Name:  Alan F. McIlroy
                          Title: Vice President and Chief Financial Officer


                       STEPHEN R. MORREY


                       /s/ Stephen R. Morrey
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                       Address: 1560 Townsend Rd.
                               --------------------------------------
                       Leonard, MI 48367
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